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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
September 5, 2006

BIG CAT ENERGY CORPORATION
 (Exact name of registrant as specified in its charter)

NEVADA	000-49870	61-1500382
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

201 W. Lakeway
Suite 1100
Gillette, Wyoming 82718
 (Address of principal executive offices and Zip Code)

(307) 685-3122
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 5, 2006, we entered into an agreement with George Hampton, whereby in consideration of Mr. Hampton serving as a member of the board of directors, we agreed to pay Mr. Hampton $5,000 per fiscal quarter and issue him options to acquire 200,000 shares of our common stock. The terms of the stock options have not been agreed upon as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 12th day of September, 2006.

BIG CAT ENERGY CORPORATION

BY:	TIMOTHY BARRITT
Timothy Barritt, president, principal executive officer, and a member of the board of directors